EXHIBIT 10.18

CONVERTIBLE PROMISSORY NOTE AND WARRANT

FOR U.S. INVESTORS:

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (C) INSIDE THE UNITED STATES (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, (2) IN ACCORDANCE WITH RULE 144, RULE 145 OR RULE 144A UNDER THE SECURITIES ACT, IF APPLICABLE, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR (3) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE U.S. STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES.

FOR FLORDIA INVESTORS:

THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED WITH THE FLORIDA DIVISION OF SECURITIES AND INVESTOR PROTECTION UNDER THE FLORIDA SECURITIES ACT. THE SECURITIES REFERRED TO HEREIN MAY ONLY BE SOLD TO, AND ACQUIRED BY THE HOLDER IN A TRANSACTION EXEMPT UNDER THE APPLICABLE PROVISIONS OF SAID ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL OFFEREES WHO ARE FLORIDA RESIDENTS SHOULD BE AWARE THAT SECTION 517.061(11)(a)(5) OF THE ACT PROVIDES, IN RELEVANT PART, AS FOLLOWS: "WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE IN FLORIDA MADE PURSUANT TO THIS SECTION IS VOIDABLE BY THE PURCHASER IN SUCH SALE EITHER WITHIN 3 DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER." THE AVAILABILITY OF THE PRIVILEGE TO VOID SALES PURSUANT TO SECTION 517.061(11) IS HEREBY COMMUNICATED TO EACH FLORIDA OFFEREE TO THE EXTENT SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA. EACH PERSON ENTITLED TO EXERCISE THE PRIVILEGE TO AVOID SALES GRANTED BY SECTION 517.061 (11)(A)(5) AND WHO WISHES TO EXERCISE SUCH RIGHT, MUST, WITHIN 3 DAYS AFTER THE TENDER OF ANY AMOUNT TO THE COMPANY OR TO ANY AGENT OF THE COMPANY (INCLUDING THE SELLING AGENT OR ANY OTHER DEALER ACTING ON BEHALF OF THE PARTNERSHIP OR ANY SALESMAN OF SUCH DEALER) OR AN ESCROW AGENT CAUSE A WRITTEN NOTICE OR TELEGRAM TO BE SENT TO THE COMPANY AT THE ADDRESS PROVIDED IN THIS PLACEMENT MEMORANDUM. SUCH LETTER OR TELEGRAM MUST BE SENT AND, IF POSTMARKED, POSTMARKED ON OR PRIOR TO THE END OF THE AFOREMENTIONED THIRD DAY. IF A PERSON IS SENDING A LETTER, IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. SHOULD A PERSON MAKE THIS REQUEST ORALLY, HE MUST ASK FOR WRITTEN CONFIRMATION THAT HIS REQUEST HAS BEEN RECEIVED.

FOR CANADIAN INVESTORS:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF: (i) NOVEMBER 18, 2017, AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA,

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY OF THE PROVINCES OF CANADA AND NO PROSPECTUS RELATING TO SUCH SECURITIES HAVE BEEN FILED IN ANY JURISDICTION.

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XERAFLOP TECHNOLOGIES INC.

CONVERTIBLE PROMISSORY NOTE

USD$100,000	JULY 17, 2017

Vancouver, BC

For value received, XeraFlop Technologies Inc., a British Columbia corporation (the "Company"), promises to pay to the undersigned (the "Holder"), the principal sum set out above (the “Principal”).

1.	Interest and Maturity

Interest shall accrue from the date of July 17, 2017 on the unpaid Principal amount at a rate equal to 12%, (“Interest”). Subject to Section 2, the Principal and any accrued but unpaid interest under this Note shall be due and payable upon demand by the Holder at any time after June, 30, 2018 (the "Maturity Date"); provided, however, that in the event that, prior to the Maturity Date, the Company consummates any merger, consolidation, sale of all or substantially all of the property or stock, liquidation or other reorganization of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for their shares of capital stock and the holders of the Company’s voting equity securities immediately prior to such consummation together own less than a majority interest of the voting equity securities of the successor corporation following such change of control transaction (a “Change of Control Transaction”), then (i) an amount equal to the outstanding Principal amount and any accrued but unpaid Interest under this Note shall be due and payable on the closing date of such Change of Control Transaction and (ii) this Note shall terminate immediately upon payment of such Principal and accrued interest.

2.	Conversion and Early Repayment

(a)	Conversion by the Holder

On the Maturity Date, unless repaid as described below, the Holder may convert the entire Principal together with accured Interest into Series 2 Common Shares of the Company by providing the Company with written notice that the Holder wishes to convert this Note (the “Conversion Notice”). On the date on which the Conversion Notice is received by the Company (the “Conversion Date”), the Principal and accrued Interest shall be converted into that number of Series 2 Common Shares of the Company (the “Conversion Shares”) at a price per share equal to the most recent round price in which the Company sold an aggregate of at least $10,000,000 in equity. The Holder shall be deemed to be the holder of the Conversion Shares as of the Conversion Date. As soon as practicable after the Holder surrenders this Note to the Company for conversion into Conversion Shares, the Company shall issue and deliver to the Holder the Conversion Shares.

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(b)	Repayment by Company

(i)	The Holder has the option to demand repayment of the Principal plus a Redemption Premium in the amount of 20% of the Principal less any accrued but unpaid Interest (the “Redemption Premium”), within five (5) days following the date of completion of the Next Equity Financing by providing the Company with written notice (the “Repayment Notice”) that the Holder wishes to elect to have the Principal plus the Redemption Premium repaid prior to the Due Date.

(ii)	The Company has the option to repay the Principal plus a Redemption Premium in the amount of 20% of the Principal less any accrued but unpaid Interest (the “Redemption Premium”), within five (5) days following the date of completion of the Next Equity Financing by providing the Holder with written notice (the “Repayment Notice”) that the Company wishes to elect to repay the Principal plus Redemption Premium repaid prior to the Due Date.

(iii)	Upon receipt of the Repayment Notice, the Company shall repay to the Holder, within fifteen (15) days of receiving the Repayment Notice, the amount owing under this Note to the Holder. Upon repayment, the Holder shall surrender the Note to the Company. “Next Equity Financing” means the completion of the sale of shares of the Company's equity securities (the "Equity Securities") issued and sold in a private equity financing yielding aggregate proceeds to the Company of at least USD$10,000,000 (including conversion of this Note and all other promissory notes issued as part of this financing) (the "Next Equity Financing").

(c)	Mechanics and Effect of Conversion

No fractional shares of the Company's capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the amount of the unconverted Principal and interest balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note pursuant to this Section 2, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company. At its expense, the Company will, as soon as practicable thereafter, issue and deliver to such Holder, at the address of the Holder most recently furnished in writing to the Company, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a cheque payable to the Holder for any cash amounts payable as described herein. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the Principal amount and accrued Interest being converted including without limitation the obligation to pay such portion of the Principal amount and accrued Interest.

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3.	Payment

All payments shall be made in lawful money of US Dollars at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued Interest then due and payable and the remainder applied to Principal.

4.	Warrants

The Company also grants the Holder the right (the “Warrants”), subject to the terms set forth below, to purchase from the Company, at any time on or before the Expiration Date (as defined below), 20% warrant coverage, based on the principal investment totaling $100,000 USD, with a strike price equivelant to the equity round financing. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the "Expiration Date"): (a) the date seven (7) years after the date of issuance of this Warrant, (b) the closing of a Change of Control Transaction or (c) the closing of a firm commitment underwritten public offering pursuant to a registration statement under applicable Securities legislation. Next Equity Financing means the completion of the sale of shares of the Company's equity securities (the "Equity Securities") issued and sold in a private equity financing yielding aggregate proceeds to the Company of at least USD$10,000,000 (including conversion of this Note) (the "Next Equity Financing"). The Holder will be able to retain the Warrrants even if it has exercised the repayment or redemption options set out above.

5.	Exercise of Warrants

These Warrants may be exercised by the Holder, in whole or in part, by delivering to the Company at the principal office of the Company, or at such other office or agency as the Company may designate: (a) this Note; (b) a written notice of exercise and (c) cash, check, wire transfer, or cancelled promissory notes or other instruments representing indebtedness of the Company to the Holder in an amount equal to (i) the Per Share Price multiplied by (ii) the number of common shares purchased upon such exercise of the Warrants.

6.	Transfer; Successors and Assigns

The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company, except for transfers to affiliates, and, in any event, in compliance with applicable securities laws. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new note for the same Principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and Principal are payable only to the registered holder of this Note.

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7.	Stockholders, Officers and Directors

In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

8.	Notices

Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service or forty-eight (48) hours after being deposited in the mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

9.	Amendments and Waivers

Any term of this Note may be amended only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Company, the Holder and each transferee of the Note.

10.	Governing Law

This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the Province of British Columbia, without giving effect to principles of conflicts of law.

[Signature page follows]

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XERAFLOP TECHNOLOGIES INC.

Per:	/s/ David Edmunds
David Edmunds, CFO

AGREED AND ACCEPTED:

/s/ Wayne Anderson
Wayne Anderson, President

The Greater Cannabis Company, Inc. 244 2nd Avenue N., Suite 9 St. Petersburg, FL 33701

(727) 482-1505

TELEPHONE

info@greatercannabiscompany.com

EMAIL

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